UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 27, 2023
Date of Report (Date of earliest event reported)

CITIZENS HOLDING COMPANY
(Exact name of the registrant as specified in its charter)

mississippi	001-15375	64-0666512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Main Street, Philadelphia, Mississippi	39350
(Address of principal executive office)	(Zip Code)

(601) 656-4692
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	CIZN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.          Results of Operation and Financial Condition.

On July 27, 2023, Citizens Holding Company (the “Company”) issued a press release that announced the earnings for the Company for the second quarter of 2023. This press release, including accompanying financial highlights, is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01.         Regulation FD Disclosure.

On July 27, 2023, the Company issued a press release that announced the earnings for the Company for the second quarter of 2023. This press release, including accompanying financial highlights, is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 Press Release dated July 27, 2023, including financial highlights

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

By:	/s/ Phillip R. Branch
Phillip R. Branch
Treasurer and Chief Financial Officer

DATE: July 31, 2023